Restrictions on Cash	12 Months Ended
Dec. 31, 2017
Cash and Cash Equivalents [Abstract]
Restrictions on Cash
Restrictions on Cash

Federal law requires depository institutions to hold reserves in the form of vault cash or, if vault cash is insufficient, in the form of a deposit maintained with a Federal Reserve Bank (“FRB”).  The dollar amount of a depository institution's reserve requirement is determined by applying the reserve ratios specified in the FRB’s Regulation D to an institution's reservable liabilities.  As of December 31, 2017, the Company required $23 thousand of additional reserves to meet its reserve requirements. As of December 31, 2016, the Company required $15 thousand of additional reserves to meet its reserve requirements.

In addition, the Company’s contract with its current electronic funds transfer (“EFT”) provider requires a predetermined balance be maintained in a settlement account controlled by the provider equal to the Company’s average daily net settlement position multiplied by four days.  The required balance was $156 thousand as of December 31, 2017 and 2016.  This balance can be adjusted periodically to reflect actual transaction volume and seasonal factors.

As of December 31, 2017, Unity Risk Management, Inc. had a total cash balance of $1.3 million, compared to $1.2 million at December 31, 2016.